UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

GLOBAL INDEMNITY GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34809	85-2619578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 S. French St., Suite 105
Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302) 691-6276

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Shares, no par value	GBLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported in the Current Report on Form 8-K filed on October 26, 2022, former Chief Operations Officer of Global Indemnity Group, LLC (“GBLI”), Reiner R. Mauer, departed from GBLI effective as of October 21, 2022 (the “Separation Date”). On November 21, 2022, GBLI and Mr. Mauer entered into a Separation Agreement and General Release (the “Separation Agreement”). Among other provisions, the Separation Agreement provides, subject to the terms and conditions set forth therein, for severance payments of $200,000 paid within ten days after the Separation Agreement’s effective date, $100,000 on the three-month anniversary of the effective date, $100,000 on the one year anniversary of the effective date, and $175,000 on the eighteen month anniversary of the effective date and eligibility for COBRA coverage for up to 18 months after the Separation Date. The Separation Agreement modifies Mr. Mauer’s existing covenants not to (i) solicit or hire GBLI’s employees or business and (ii) compete with GBLI, such that, among other things, such covenants run for a period of 18 months and are eliminated after the Separation Date, respectively. Additionally, Mr. Mauer will remain subject to perpetual confidentiality obligations, and Mr. Mauer and GBLI will remain subject to perpetual non-disparagement provisions.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release dated November 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Group, LLC

November 28, 2022	By:	/s/ Stephen W. Ries
	Name:	Stephen W. Ries
	Title:	Secretary